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                                                                   Exhibit 10.17

                                  AGREEMENT FOR

                            ASSIGNMENT OF TRADEMARKS


THIS AGREEMENT is dated December _____, 2004 with effect as of Effective Date between:

______________________, a ______________________ corporation ("Assignor")

AND

______________________, a ______________________ ("Assignee")


A. Assignor is the owner of the trademarks described on Exhibit A, attached hereto (the "Trademarks");

B. Assignee is expected to become a Subsidiary of Novelis Inc. pursuant to the terms of a Separation Agreement between Alcan Inc. and Novelis Inc. ("Separation Agreement").

C. Assignor wishes to assign the Trademarks to Assignee and Assignee wishes to accept such assignment.

THEREFORE, the parties agree as follows:

1.       Effective Date

         This Agreement shall be effective as of the date on which the Assignee becomes a subsidiary of Novelis Inc.

2.       Assignment

         In consideration for the obligations undertaken by Assignee under the Agreements to which it is a party and which are referenced in the Separation Agreement, Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Trademarks and all goodwill associated with the Trademarks.

3.       Assignments

         Assignor shall execute and deliver to Assignee assignments in the form reasonably prescribed by Assignee or applicable law to effect assignments of the registrations of the Trademarks. Each of the parties shall execute such further documents and perform such further acts as may be reasonably required or desirable to carry out such assignments.


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4.       Miscellaneous

         a. This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein. Each party irrevocably submits to the exclusive jurisdiction of the Courts of competent jurisdiction in such province for all purposes in connection with this Agreement.

         b. INTENDING TO BE LEGALLY BOUND, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASSIGNOR:                                 ASSIGNEE:


By: _____________________________         By: ________________________________


Title: __________________________         Title: _____________________________